Estimated Amortization Expense of Intangible Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2014	$ 1,335
2015	1,153
2016	936
2017	863
2018	751
Thereafter	5,014
Total finite-lived assets	$ 10,052	$ 11,479